UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                     Current Report Pursuant to Section 13
                    of the Securities Exchange Act of 1934

       Date of Report (Date Earliest Event reported) -- December 7, 2004
                                                       (December 7, 2004)

                               MDC PARTNERS INC.
            (Exact name of registrant as specified in its charter)


       Ontario                  001-13718               98-0364441
   (Jurisdiction              (Commission             (IRS Employer
 of Incorporation)            File Number)          Identification No.)


              45 Hazelton Ave., Toronto, Ontario, Canada M5R 2E3
             (Address of principal executive offices and zip code)
                                (416) 960-9000
                        (Registrant's Telephone Number)

    ----------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


   [ ]    Written communications pursuant to Rule 425
          under the Securities Act (17 CFR 230.425)

   [ ]    Soliciting material pursuant to Rule 14a-12
          under the Exchange Act (17 CFR 240.14a-12)

   [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

On December 7, 2004, the Company issued a press release announcing, among other things, that it has delivered its proposed restated Form 40-F/A for the fiscal year ended December 31, 2003, its proposed restated Form 10-Q/A's for the periods ended March 31, 2004 and June 30, 2004 and its proposed Form 10-Q for the period ended September 30, 2004 to its outside accountants for their review. The press release is attached as Exhibit 99.1 hereto.

This current report, including the exhibit attached hereto, contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company's other SEC reports, including that actual events or results may differ materially from those in the forward-looking statements.

The foregoing information (including the exhibit hereto) is being furnished under "Item 7.01. Regulation FD Disclosure." Such information (including the exhibit hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

The filing of this current report and the furnishing of this information pursuant to Items 7.01 and 9.01 do not mean that such information is material or that disclosure of such information is required.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1 Press release dated as of December 7, 2004, relating to the delivery by the Company of financial statements to its outside accountants.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.


Date: December 7, 2004                     MDC Partners Inc.

                                           By:
                                                /s/ Glenn Gibson
                                                -----------------------
                                                Glenn Gibson
                                                Senior Vice President, Finance